UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2003

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.
1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

Maryland
(State or other jurisdiction of incorporation for each registrant)

750 E. Pratt Street      Baltimore, Maryland             21202
              (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (410) 234-5000

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits

(c) Exhibit No. 99	Press Release of Constellation Energy Group, Inc. issued on April 22, 2003.

ITEM 12. Results of Operations and Financial Condition

Persuant to the requirements of Item 12 of Form 8-K, the registrant is furnishing (and not filing) on Form 8-K the press release attached hereto as Exhibit No. 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC. (Registrant)

Date: April 24, 2003	/s/ E. Follin Smith
E. Follin Smith, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99	Press Release of Constellation Energy Group, Inc. issued on April 22, 2003.

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